[LOGO]

ANNUAL REPORT

December 31, 1997

W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
612-222-8478

                                                               February 20, 1998

TO OUR SHAREHOLDERS

FOURTH QUARTER RESULTS

    Reflecting continuing strength in both the stock and bond markets, the Balanced Fund experienced another period of relatively strong investment performance in the final quarter of 1997. Based on a December 31, 1997 net asset value per share of $91.03 per share, the Fund produced a total investment return of 3.9% during the quarter after adjustment for the reinvestment of cash dividends and capital gain distributions. This compares with similar returns of 2.9% for the Standard & Poor's 500 Stock Index and 3.2% for the Lehman Brothers Gov't/Corp. Bond Index.

    The securities markets responded to a surprisingly strong 4.3% annual rate of economic growth (preliminary basis) in the fourth quarter as measured by real Gross Domestic Product together with a very modest level (1.7% annual rate) of inflation. The main drivers for the economy were a better than expected 3.2% increase in consumer spending, a pick-up in the rate of inventory accumulation and some improvement in the balance of trade. In line with the improved outlook for inflation, interest rates continued to decline at the long end of the curve with the 30-year U. S. Treasury finishing the year at 5.92%. Fourth quarter operating profits for publicly held companies are believed to have increased nearly 12% although net profits advanced only 1-2% because of a large number of non-recurring restructuring related charge-offs.

    Turning to the stock market, some of the best performances were turned by interest rate sensitive sectors such as financials (banks and insurance ) and utilities. Certain consumer sectors characterized by predictable growth prospects (cosmetics, drugs, household products and services) also did quite well. The weakest sectors of the market tended to be those more cyclically sensitive areas including basic industries (chemicals, metals, paper and forest products) and technology (computers, semiconductors electrical equipment). The energy sector also did poorly. Individual holdings in the Fund that did the best included Norwest (+26.5%), Delta Air Lines (+26.3%) and Pfizer (+24.0%) while AMP (-21.6%), Corning (-21.4%) and Weyerhaeuser (-17.5%) performed the worst.

1997 IN REVIEW

    Full year 1997 was another banner year for the Balanced Fund with a number of new records being established. The Fund produced an exceptional 28.0% total rate of return after adjustment for the reinvestment of cash dividends and capital gain distributions. This compared with other benchmark returns of 33.4% for the Standard & Poor's 500 Stock Index, 24.9% for the Dow Jones Industrial Average and 9.8% for the Lehman Brothers Gov't/Corp. Bond Index. More importantly, the Fund ranked second in a CDA/Wiesenberger universe of 314 other similar balanced funds investing in domestic securities which had an average return of 18.8%.

    The strong performance of financial markets in 1997 can be attributable to an ideal economic background. Real GDP advanced a solid 3.8% which was the best showing since 1988. Inflation remained under good control falling to an eleven year low of 1.7% based on the Consumer Price Index. Rising productivity and stable raw material costs have generally more than compensated for modest increases in unit labor costs. As a result, corporate profitability continued to improve, thus allowing profits on an operating basis before charge-offs to once again increase at an above average "double digit" rate.

OUTLOOK FOR 1998

    The U. S. economy should remain the envy of the world with the expansion of recent years likely to continue in 1998 despite the well publicized problems of Southeast Asia. Although down from last year's pace, real GDP is still expected to show an increase in the area of 2% given the continuing strength in consumer spending. Inflation is expected to remain subdued with the strong dollar leading to an increasingly competitive market place. While corporate profits are expected to be up, the rate of growth also seems likely to slip to the area of 5-8% from the "double digit" rates in evidence during recent years.

    Considering the favorable outlook for inflation together with the likelihood of some slowdown in the overall economy, interest rates are forecasted to remain near current levels in coming months. However, any changes that do take place seem more likely to occur at the short end of the curve with the possibility of a less restrictive Federal Reserve policy in the face of a slowing economy.

    Turning to the stock market, we believe that today's higher valuation levels are justified by the relatively low level of interest rates and forecasted continuing growth in corporate profits. While current valuation levels are high historically at some 20 times estimated 1998 operating earnings on the S & P 500, they still do not appear to be excessive when compared to other past periods of low inflation. However, current valuation levels also almost guarantee a continued higher level of volatility because of the magnified effect that relatively small changes in the outlook for either corporate profits or interest rates can have on prices.
                                                                William B. Frels
                                                                       President

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND,
         S & P 500 INDEX, AND THE CONSUMER PRICE INDEX

YEAR ENDING                                                            FUND         S&P         CPI
1987                                                             $10,000.00  $10,000.00  $10,000.00
1988                                                             $11,390.00  $11,660.00  $10,410.00
1989                                                             $13,402.61  $15,334.56  $10,909.68
1990                                                             $13,584.89  $14,853.53  $11,498.80
1991                                                             $17,100.66  $19,383.86  $11,981.75
1992                                                             $18,102.76  $20,876.42  $12,341.21
1993                                                             $20,066.91  $22,984.94  $12,674.42
1994                                                             $19,649.51  $23,283.74  $13,016.63
1995                                                             $25,552.23  $32,024.46  $13,342.04
1996                                                             $30,133.74  $39,383.68  $13,782.33
1997                                                             $38,577.22  $52,537.83  $14,016.63
AVERAGE ANNUAL TOTAL RETURN
1 Year 28.0%
5 Year 16.3%
10 Year 14.5%
PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS
NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
               CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED DECEMBER 31
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                      ----------------------------------------------------------------------------------------

PER SHARE
Net asset value, beginning of year    $ 73.68  $ 65.39  $ 52.42  $ 56.38  $ 53.82  $ 53.34  $ 44.11  $ 45.78  $ 41.39  $ 39.08
Investment operations:
  Net investment income                  2.35     2.19     2.01     2.09     2.00     2.00     1.98     2.12     2.13     2.24
  Net realized and unrealized gains
   (losses) on investment               18.07     9.38    13.55   (3.25)     3.79     1.07     9.24   (1.53)     5.07     3.14
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment operations        20.42    11.57    15.56   (1.16)     5.79     3.07    11.22     0.59     7.20     5.38
Less distributions:
  Dividends (from net investment
   income)                             (2.37)   (2.20)   (2.04)   (2.06)   (1.98)   (1.99)   (1.99)   (2.13)   (2.15)   (2.23)
  Distributions (from capital gains)   (0.70)   (1.08)   (0.55)   (0.74)   (1.25)   (0.60)        -   (0.13)   (0.66)   (0.84)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                    (3.07)   (3.28)   (2.59)   (2.80)   (3.23)   (2.59)   (1.99)   (2.26)   (2.81)   (3.07)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of year          $ 91.03  $ 73.68  $ 65.39  $ 52.42  $ 56.38  $ 53.82  $ 53.34  $ 44.11  $ 45.78  $ 41.39
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

TOTAL INVESTMENT RETURN                 28.0%    17.9%    30.0%   (2.1)%    10.9%     5.9%    25.9%     1.4%    17.7%    13.9%
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSETS, END OF YEAR (000'S
 OMITTED)                              28,790   20,565   16,979   12,973   13,442   11,536   10,676    8,075    7,886    6,570

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                               0.92%    1.08%    1.12%    1.11%    1.06%    1.13%    1.25%    1.20%    1.22%    1.22%
  Ratio of net investment income to
   average net assets                   2.81%    3.16%    3.47%    3.80%    3.50%    3.72%    4.02%    4.78%    4.78%    5.33%

  Portfolio turnover rate               5.32%    8.25%    3.95%   17.28%   24.10%   16.12%   24.37%   20.15%   14.18%   25.83%
  Average commission rate paid        $ .1200  $ .1201        -        -        -        -        -        -        -        -

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1997

ASSETS
  Investments as annexed, at market value (cost $9,040,941)                  $ 22,176,020
  U.S. Governments (cost $5,693,141)                                            5,763,836
  Cash                                                                            685,751
  Dividends and interest receivable                                               179,200
  Receivables for securities sold, not yet delivered                                    0
  Prepaid expense                                                                       0
                                                                             ------------
                                                                             $ 28,804,807
LIABILITIES
  Accrued management fee                                            14,388
  Accrued custodian and transfer agent fee                             826
  Payable for securities purchased, not yet received                     0         15,214
                                                              ------------   ------------
NET ASSETS
  Equivalent to $91.03 per share on 316,270 shares
   outstanding                                                               $ 28,789,593
                                                                             ------------
                                                                             ------------
NET ASSETS CONSIST OF:
  Capital stock                                                              $     31,627
  Additional paid-in capital                                                   15,491,311
  Accumulated undistributed net investment income                                  73,712
  Accumulated overdistributed net realized gain on
   investment transactions                                                        (12,830)
  Net unrealized appreciation (depreciation) of investments                    13,205,773
                                                                             ------------
TOTAL NET ASSETS                                                             $ 28,789,593
                                                                             ------------
                                                                             ------------
CAPITAL STOCK (par value $.10 a share)
  Shares authorized                                                            10,000,000
                                                                             ------------
                                                                             ------------

SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997
FIXED INCOME SECURITIES

                                                                                          Market
  Face                                                                                    Value
 Amount                         Security Description                            Cost      [Note (2a)]
---------  ---------------------------------------------------------------  ------------  ------------
           U.S. TREASURY & FEDERAL AGENCY BONDS 20.0%
$ 200,000  U.S. Treasury Notes                        7.125%      09/30/99  $    197,172  $    204,750
  250,000  Federal Home Loan Bank                     6.85%       10/10/00       249,844       250,775
  250,000  Federal Home Loan Bank                     6.25%       10/20/00       250,000       250,078
  250,000  Federal Home Loan Bank                     7.025%      05/21/01       250,000       251,250
  250,000  Federal Home Loan Bank                     6.455%      02/22/02       250,000       252,109
  250,000  Federal Home Loan Bank                     6.885%      07/29/02       250,000       252,813
  250,000  Federal Home Loan Bank                     6.550%      11/12/02       250,000       251,562
  250,000  Federal Home Loan Bank                     6.515%      12/02/02       250,000       249,844
  250,000  Federal Home Loan Bank                     7.42%       07/08/03       250,000       255,156
  250,000  Federal Home Loan Bank                     7.20%       09/11/03       250,000       252,500
  250,000  Federal Home Loan Bank                     7.012%      07/14/04       250,000       252,060
  250,000  Federal Home Loan Bank                     7.00%       07/14/05       250,000       253,438
  250,000  Federal Home Loan Bank                     7.00%       08/15/07       250,000       254,297
  250,000  Federal Home Loan Bank                     7.075%      07/25/12       250,000       253,437
  250,000  Federal Home Loan Mortgage Corporation     7.00%       03/24/03       250,000       250,703
  250,000  Federal Home Loan Mortgage Corporation     7.30%       07/27/05       250,000       251,250
  250,000  Federal Home Loan Mortgage Corporation     7.00%       03/13/06       250,000       249,922
  250,000  Federal National Mortgage Association      7.23%       05/17/04       250,000       255,078
  250,000  Federal National Mortgage Association      6.67%       02/06/06       249,531       248,594
  250,000  Federal National Mortgage Association      7.50%       02/02/07       250,000       255,937
  250,000  Federal National Mortgage Association      7.68%       04/24/07       249,844       256,797
  250,000  Federal National Mortgage Association      7.43%       06/13/07       250,000       257,109
  250,000  Federal National Mortgage Association      7.15%       11/03/10       246,750       254,375
                                                                            ------------  ------------
                                                                               5,693,141     5,763,834

           OTHER NON-CONVERTIBLE BONDS 7.2%
  250,000  Dupont (E.I.) de Nemours & Company         6.00%       12/01/01       249,750       248,750
  250,000  Household Finance Corp.                    7.00%       02/15/03       250,000       256,563
  265,000  J. C. Penney & Co.                         6.00%       05/01/06       239,613       257,961
  250,000  Merrill Lynch and Co., Inc.                7.00%       04/27/08       247,977       258,438
  250,000  General Foods Corporation                  7.00%       06/15/11       240,000       248,125
  200,000  Ford Motor Company Debentures              9.50%       09/15/11       199,836       252,875
  250,000  Goldman Sachs & Company                    8.00%       03/01/13       256,025       277,578
  250,000  Allstate Corp.                             7.50%       06/15/13       218,938       271,094
                                                                            ------------  ------------
                                                                               1,902,139     2,071,384

                                                                                          Market
  Face                                                                                    Value
 Amount                         Security Description                            Cost      [Note (2a)]
---------  ---------------------------------------------------------------  ------------  ------------
           CONVERTIBLE BONDS 1.2%
$ 150,000  Cray Research, Inc.                        6.125%      02/01/11  $    101,000  $    119,250
  250,000  Noram Energy                               6.00%       03/15/12       150,600       227,500
                                                                            ------------  ------------
                                                                                 251,600       346,750

           NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 3.2%
    6,000  Bankers Trust New York Corporation         $ 1.91                     144,495       153,000
    6,000  Barclays Bank PLC, Series E                $ 2.00                     150,000       156,750
    5,000  The Bear Stearns Companies, Inc. Pf,
            Series C                                  $ 1.90                     125,000       126,563
    2,500  J. P. Morgan & Co., Series A, Adj Rate Pf  $ 5.00                     143,720       231,250
    4,000  Provident Life & Accident Insurance Co.
            Pf                                        $2.025                     100,000       102,000
    2,000  St. Paul Capital Pf                        $ 3.00                     100,000       144,000
                                                                            ------------  ------------
                                                                                 763,215       913,563
                                                                            ------------  ------------
           TOTAL FIXED INCOME SECURITIES 31.6%                              $  8,610,095  $  9,095,531
                                                                            ------------  ------------
                                                                            ------------  ------------

COMMON STOCK

                                                                                        Market
Number of                                                                               Value
 Shares                        Security Description                           Cost      [Note (2a)]
---------  -------------------------------------------------------------  ------------  ------------
           BASIC INDUSTRIES 7.3%
    5,000  Cooper Industries, Inc.                                        $    186,470  $    245,000
    3,000  Delta Air Lines, Inc.                                               206,976       357,000
    5,000  General Signal Corp.                                                195,449       210,938
   12,000  Graco Inc.                                                          147,460       447,750
    7,500  Ingersoll-Rand Company                                               61,341       303,750
    8,000  Pentair, Inc.                                                        51,782       287,500
    5,000  Weyerhaeuser Company                                                135,368       245,312
                                                                          ------------  ------------
                                                                               984,846     2,097,250
           CONSUMER 8.8%
    7,000  American Greetings Class A                                          189,500       273,875
    5,000  Briggs & Stratton Corporation                                        61,116       242,812
    6,000  Deluxe Corp.                                                        164,591       207,000
    3,000  Dow Jones & Company, Inc.                                           102,675       161,063
    2,000  Eastman Kodak Company                                                53,573       121,125
    3,000  General Mills, Inc.                                                 151,030       214,875
    6,000  Genuine Parts Company                                               112,273       203,625
    6,000  Hershey Foods Corporation                                           146,610       371,625
   10,000  Hormel (Geo. A.) & Company                                          214,325       327,500
   10,000  Jostens. Inc.                                                       199,575       230,625
   10,000  Sturm, Ruger & Co., Inc.                                             42,220       184,375
                                                                          ------------  ------------
                                                                             1,437,488     2,538,500
           ENERGY 5.9%
    4,000  Amoco Corporation                                                   140,723       340,500
    4,000  Exxon Corporation                                                    20,793       244,750
    5,000  Mobil Corporation                                                    54,750       360,937
    5,000  Murphy Oil Corporation                                              123,696       270,938
    6,000  Schlumberger, Limited                                               105,048       483,000
                                                                          ------------  ------------
                                                                               445,010     1,700,125
           FINANCIAL 20.7%
    5,000  American Express Company                                             99,215       446,250
    7,845  Community First Bankshares, Inc.                                    125,000       417,746
   10,000  Firstar Corp.                                                       163,175       424,375
    3,375  Jefferson-Pilot Corp.                                                60,323       262,828
   12,000  Merrill Lynch & Co., Inc.                                            99,319       875,250
    4,000  J.P. Morgan & Co., Inc.                                             102,082       451,500
    8,000  NationsBank Corp.                                                   216,194       486,500
   40,000  Norwest Corporation                                                  94,825     1,550,000
   12,000  ReliaStar Financial Corp.                                           110,625       494,250
    5,000  U.S. Bancorp                                                         58,358       559,688
                                                                          ------------  ------------
                                                                             1,129,116     5,968,387

                                                                                        Market
Number of                                                                               Value
 Shares                        Security Description                           Cost      [Note (2a)]
---------  -------------------------------------------------------------  ------------  ------------
           HEALTH CARE 10.3%
    6,000  American Home Products Corporation                             $    182,542  $    459,000
    5,000  Baxter International Inc.                                            70,751       252,188
    8,000  Bristol-Myers Squibb Company                                        205,562       757,000
   20,000  Pfizer Inc.                                                         136,357     1,491,250
                                                                          ------------  ------------
                                                                               595,212     2,959,438
           TECHNOLOGY 9.5%
    5,000  AMP Incorporated                                                    133,605       210,000
   10,000  Corning Inc.                                                        294,783       371,250
    6,000  Emerson Electric Co.                                                128,697       338,625
    5,000  Honeywell Inc.                                                       90,716       342,500
    4,000  International Business Machines Corporation                          96,740       418,500
   10,000  MTS Systems Corporation                                              81,500       375,000
    4,000  Minnesota Mining & Manufacturing Company                            163,370       328,250
   10,000  National Computer Systems, Inc.                                     121,380       352,500
                                                                          ------------  ------------
                                                                             1,110,791     2,736,625

           UTILITIES 2.9%
    7,000  GTE Corporation                                                      96,007       365,750
    5,000  Texas Utilities Company (Holding Company)                           183,482       207,500
    6,000  U S West Communications                                             142,035       270,750
                                                                          ------------  ------------
                                                                               421,524       844,000
                                                                          ------------  ------------
           TOTAL COMMON STOCK 65.4%                                          6,123,987    18,844,325
                                                                          ------------  ------------
           TOTAL INVESTMENTS 97.0%                                        $ 14,734,082    27,939,856
                                                                          ------------
                                                                          ------------
           OTHER ASSETS IN EXCESS OF
           LIABILITIES 3.0%                                                                  849,737
                                                                                        ------------
           NET ASSETS 100%                                                              $ 28,789,593
                                                                                        ------------
                                                                                        ------------

SEE ACCOMPANYING NOTES.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
Income:
  Dividends                                                   $    418,799
  Interest                                                         504,191
                                                              ------------
                                                TOTAL INCOME                      922,990

  Expenses:
    Investment advisory fees (NOTE 5)                         $    150,554
    Transfer agent fees (NOTE 5)                                    11,743
    Custodian fees                                                   4,794
    Legal and audit fees                                            23,776
    Administrative fees                                             23,236
    Other fees and expenses                                         14,005
                                                              ------------
                                              TOTAL EXPENSES                      228,108
                                                                             ------------
                                       NET INVESTMENT INCOME                      694,882
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTE 4)
    Net realized gain on investments sold                          222,772
    Unrealized appreciation of investments                       5,145,492
                                                              ------------
                                     NET GAIN ON INVESTMENTS                    5,368,264
                                                                             ------------
                      INCREASE IN NET ASSETS FROM OPERATIONS                 $  6,063,146
                                                                             ------------
                                                                             ------------

SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31
                                                                  1997           1996
                                                              ---------------------------
OPERATIONS
  Net investment income                                       $    694,882   $    592,805
  Net realized gains on investments sold                           222,772        298,179
  Unrealized appreciation of investments                         5,145,492      2,237,463
                                                              ------------   ------------
                      INCREASE IN NET ASSETS FROM OPERATIONS     6,063,146      3,128,447
NET EQUALIZATION CREDITS                                            15,984          2,499

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                      (707,676)      (592,863)
  Short-term (gain) loss distributed as ordinary income             (4,819)        (1,585)
  From net realized gains                                         (219,253)      (297,844)
                                                              ------------   ------------
                         TOTAL DISTRIBUTIONS TO SHAREHOLDERS      (931,748)      (892,292)

CAPITAL STOCK TRANSACTIONS
  Proceeds from shares sold                                      3,844,558      2,466,493
  Reinvestment of distributions from net investment income
   and net realized gains                                          735,269        692,559
  Cost of shares redeemed                                       (1,502,630)    (1,811,445)
                                                              ------------   ------------
                                 INCREASE IN NET ASSETS FROM
                                  CAPITAL STOCK TRANSACTIONS     3,077,197      1,347,607
                                                              ------------   ------------
                                TOTAL INCREASE IN NET ASSETS     8,224,579      3,586,261

NET ASSETS
  Beginning of year                                             20,565,014     16,978,753
                                                              ------------   ------------
  End of year (including undistributed investment income of
   $73,712 and $70,526, respectively)                         $ 28,789,593   $ 20,565,014
                                                              ------------   ------------
                                                              ------------   ------------
CHANGES IN CAPITAL STOCK
  Shares sold                                                       46,889         36,141
  Shares issued for reinvested distributions                         8,535          9,645
  Shares redeemed                                                  (18,271)       (26,306)
                                                              ------------   ------------
                                      NET INCREASE IN SHARES        37,153         19,480
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

Note 1 --   The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.
Note 2 --   Significant accounting policies of the Fund are as follows:
              (a) Market value of investments is based on the last reported sale price on December 31 for listed securities or the mean of the bid and asked price for other securities. Security transactions are recorded on the trade date, the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. The cost of securities sold is determined based on the specific
                 identification method.
              (b) The Fund is a "regulated investment company" as defined in
                 Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code,
                 as amended. No provision has been made for Federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.
              (c) The Fund follows the accounting practice known as equalization.
                 When Fund shares are issued or redeemed, the distributable net investment income per share is credited or charged to undistributed net investment income; therefore, undistributed net investment income per share is not affected by sales or redemptions.
Note 3 --   Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 1997 aggregated $3,844,351 and $1,292,233, respectively.
Note 4 --   Net unrealized appreciation on investments for Federal income tax purposes aggregated $13,205,773, of which $13,207,945 related to appreciated investment securities and $2,172 related to depreciated investment securities. Aggregate cost of investments for Federal income tax purposes was $14,734,082.
Note 5 --   The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is
            1/20 of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fees were also paid to
            Mairs and Power, Inc. who serves as transfer agent. Directors of the
            Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $3,600 in 1997. No compensation was paid to any other director or officer of the Fund.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Janauary 21, 1998

                        SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                    PER SHARE
                                               ----------------------------------------------------
                                                             DISTRIBU-                 PERFORMANCE
                                                              TIONS OF    DIVIDENDS       OF AN
                   SHARES                                     REALIZED     FROM NET      ASSUMED
                    OUT-         TOTAL NET      NET ASSET    SECURITIES   INVESTMENT    INVESTMENT
     DATES        STANDING        ASSETS          VALUE        GAINS        INCOME     OF $10,000*
---------------  -----------   -------------   -----------   ----------   ----------   ------------

Dec. 31, 1988       158,713      $ 6,569,555       $41.39        $0.84        $2.23        $11,390
Dec. 31, 1989       172,243      $ 7,886,058       $45.78        $0.66        $2.15        $13,402
Dec. 31, 1990       183,079      $ 8,075,488       $44.11        $0.13        $2.13        $13,584
Dec. 31, 1991       200,138      $10,676,264       $53.34        $0.00        $1.99        $17,100
Dec. 31, 1992       214,336      $11,535,822       $53.82        $0.60        $1.99        $18,102
Dec. 31, 1993       238,430      $13,441,576       $56.38        $1.25        $1.98        $20,066
Dec. 31, 1994       247,484      $12,972,976       $52.42        $0.74        $2.06        $19,648
Dec. 31, 1995       259,636      $16,978,753       $65.39        $0.55        $2.04        $25,550
Dec. 31, 1996       279,117      $20,565,014       $73.68        $1.08        $2.20        $30,132
Dec. 31, 1997       316,270      $28,789,593       $91.03        $0.70        $2.37        $38,576

*Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1988.

--------------------------------------------------------------------------------

Note: No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

Past investment results should not be taken as necessarily representative of future performance.

  AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1997) ARE AS FOLLOWS:
         1 YEAR: +28.0%         5 YEARS: +16.3%         10 YEARS: +14.5%
THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS

William B. Frels ........................................ President and Director
George A. Mairs, III .................................... Secretary and Director
Peter G. Robb ...................................... Vice-President and Director
Lisa J. Hartzell ..................................................... Treasurer
Charlton Dietz ........................................................ Director
Donald E. Garretson ................................................... Director
J. Thomas Simonet ..................................................... Director

      INVESTMENT ADVISER                                CUSTODIAN
Mairs and Power, Inc.                 Firstar Trust Company
W-1420 First National Bank            615 East Michigan Street
Building                              P.O. Box 701
332 Minnesota Street                  Milwaukee, Wisconsin 53201-0701
Saint Paul, Minnesota 55101

        TRANSFER AGENT                            INDEPENDENT AUDITORS
Mairs and Power, Inc.                 Ernst & Young, LLP
W-1420 First National Bank            1400 Pillsbury Center
Building                              200 South Sixth Street
332 Minnesota Street                  Minneapolis, Minnesota 55402
Saint Paul, Minnesota 55101

                   SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                   612-222-8478